Exhibit 99.1

News Release
2000 W. Sam Houston Parkway South
Suite 1700
Houston, TX 77042
713-267-7600 Tel
BRISTOW GROUP INC. REPORTS FISCAL 2007 FIRST QUARTER
FINANCIAL RESULTS
HOUSTON (Aug. 8, 2006) — Bristow Group Inc. (NYSE: BRS) today reported financial results for its fiscal 2007 first quarter ended June 30, 2006.
Highlights included the following:
For the quarter ended June 30, 2006:
•	Net income of $17.2 million was up 44 percent over the June quarter a year ago; earnings per diluted share of $0.73 rose 43 percent for the same three-month period last year;

•	Total revenue of $221.1 million increased by 22 percent over the first quarter of fiscal year 2006, from improvements in nearly all business units;

•	The earnings improvement was driven primarily by increases in higher operating income for North America, South and Central America, Europe and Eastern Hemisphere Centralized Operations;

•	Earnings were also impacted by the following events:
•	Foreign exchange losses of $4.8 million in the current quarter versus gains of $2.8 million in the comparable prior year period;

•	A slight increase in general and administrative costs to $15.3 million versus $15.0 million during the prior fiscal year’s first quarter;

•	An increase in the effective tax rate for the June 2006 quarter to 33.0 percent from 20.9 percent for the June 2005 quarter.
•	The consolidated balance sheets reflect $575.7 million in stockholders’ investment, $109.6 million in cash and cash equivalents, and $261.5 million of indebtedness;
William E. Chiles, president and chief executive officer of Bristow Group Inc., said, “We had a strong June quarter as we continued to run at full capacity. Additionally, our improved infrastructure and more streamlined operations are allowing us to grow operating income at a faster rate than our top line. As the favorable market conditions continue, we see additional growth opportunities that we intend to pursue with a high degree of discipline, primarily by working jointly with our customers to fulfill their aircraft needs.”
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Bristow Group Inc.	Page 2
Reports Fiscal 2007 First Quarter Financial Results
CONFERENCE CALL
Management will conduct a conference call starting at 10:00 a.m. EDT (9:00 a.m. CDT) on Wednesday, August 9, 2006, to review financial results for the three months ended June 30, 2006. The conference call can be accessed as follows:
Via Webcast:
•	Visit Bristow Group’s investor relations Web page at http://www.bristowgroup.com

•	Click on the link for “FY2007 First Quarter Conference Call”

•	Webcast replay available approximately one hour after the call’s completion
Via Telephone within U.S.:
•	Toll free (800) 320-2978, passcode: 88313773

•	A telephone replay will be available through September 8, 2006 by dialing toll free (888) 286-8010, passcode: 47864984
Via Telephone outside the U.S.:
•	Dial (617) 614-4923, passcode: 88313773

•	A telephone replay will be available through September 8, 2006 by dialing (617) 801-6888, passcode: 47864984
ABOUT BRISTOW GROUP INC.
Bristow Group Inc. is a leading provider of helicopter services to the worldwide energy industry. Through its subsidiaries, affiliates and joint ventures, the Company has major transportation operations in the U.S. Gulf of Mexico and the North Sea, and in most of the other major offshore oil and gas producing regions of the world, including Alaska, Australia, Brazil, China, Mexico, Nigeria, Russia and Trinidad. Additionally, the Company is a leading provider of production management services for oil and gas production facilities in the U.S. Gulf of Mexico. The Company’s Common Stock trades on the New York Stock Exchange under the symbol BRS.
FORWARD-LOOKING STATEMENTS DISCLOSURE
Statements contained in this news release that state the Company’s or management’s intentions, hopes, beliefs, expectations or predictions of the future are forward-looking statements. These forward-looking statements include expected costs related to the SEC and DOJ investigations and effective tax rate. It is important to note that the Company’s actual results could differ materially from those projected in such forward-looking statements. Additional information concerning factors that could cause actual results to differ materially from those in the forward-looking statements is contained from time to time in the Company’s SEC filings, including but not limited to the Company’s quarterly report on Form 10-Q for the three months ended June 30, 2006 and the annual report on Form 10-K for the year ended March 31, 2006. Bristow Group Inc. disclaims any intention or obligation to revise any forward-looking statements, including financial estimates, whether as a result of new information, future events or otherwise.
Investor Relations Contact:
Joe Baj — Bristow Group Inc.
(713) 267-7605
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(financial tables follow)

Bristow Group Inc.	Page 3
Reports Fiscal 2007 First Quarter Financial Results
BRISTOW GROUP INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended
	June 30,
	2006	2005
Gross revenue:
Operating revenue from non-affiliates	$181,786	$150,748
Operating revenue from affiliates	12,079	11,486
Reimbursable revenue from non-affiliates	26,125	17,428
Reimbursable revenue from affiliates	1,072	1,275

	221,062	180,937

Operating expense:
Direct cost	138,470	122,552
Reimbursable expense	26,898	18,662
Depreciation and amortization	10,283	10,307
General and administrative	15,349	14,963
Gain on disposal of assets	(998)	(592)

	190,002	165,892

Operating income	31,060	15,045

Earnings from unconsolidated affiliates, net of losses	1,559	46
Interest income	1,290	1,032
Interest expense	(3,236)	(3,708)
Other income (expense), net	(4,785)	2,783

Income before provision for income taxes and minority interest	25,888	15,198
Provision for income taxes	(8,543)	(3,176)
Minority interest	(116)	(50)

Net income	$17,229	$11,972

Net income per common share:
Basic	$0.74	$0.51

Diluted	$0.73	$0.51

Weighted average common shares outstanding:
Basic	23,393	23,320

Diluted	23,508	23,582

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Bristow Group Inc.	Page 4
Reports Fiscal 2007 First Quarter Financial Results
BRISTOW GROUP INC. AND SUBSIDIARIES
SELECTED OPERATING DATA
(In thousands, except flight hours and percentages)
(Unaudited)

	Three Months Ended
	June 30,
	2006	2005
Flight hours (excludes unconsolidated affiliates):
Helicopter Services:
North America	40,595	35,778
South and Central America	9,285	9,516
Europe	10,170	9,731
West Africa	8,883	8,344
Southeast Asia	3,206	2,722
Other International	2,052	1,603

Consolidated total	74,191	67,694

	Three Months Ended
	June 30,
	2006	2005
Gross revenue:
Helicopter Services:
North America	$66,800	$52,449
South and Central America	13,237	10,037
Europe	71,393	59,179
West Africa	31,736	25,909
Southeast Asia	17,041	13,808
Other International	8,954	7,588
EH Centralized Operations	14,405	12,407
Intrasegment eliminations	(17,298)	(15,462)

Total Helicopter Services	206,268	165,915
Production Management Services	17,684	16,969
Corporate	(25)	16
Intersegment eliminations	(2,865)	(1,963)

Consolidated total	$221,062	$180,937

Operating income:
Helicopter Services:
North America	$11,095	$9,783
South and Central America	3,622	412
Europe	9,036	6,920
West Africa	2,408	2,071
Southeast Asia	1,089	707
Other International	1,106	1,227
EH Centralized Operations	5,460	(1,286)

Total Helicopter Services	33,816	19,834
Production Management Services	1,413	1,320
Gain on disposal of assets	998	592
Corporate	(5,167)	(6,701)

Consolidated total	$31,060	$15,045

Operating margin:
Helicopter Services:
North America	16.6%	18.7%
South and Central America	27.4%	4.1%
Europe	12.7%	11.7%
West Africa	7.6%	8.0%
Southeast Asia	6.4%	5.1%
Other International	12.4%	16.2%
EH Centralized Operations	37.9%	-10.4%
Total Helicopter Services	16.4%	12.0%
Production Management Services	8.0%	7.8%
Consolidated total	14.1%	8.3%

Bristow Group Inc.	Page 5
Reports Fiscal 2007 First Quarter Financial Results
BRISTOW GROUP INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS

	June 30,	March 31,
	2006	2006
	(in thousands)
ASSETS
Current assets:
Cash and cash equivalents	$109,634	$122,482
Accounts receivable from non-affiliates, net of allowance for doubtful accounts of $4.2 million and $4.6 million, respectively	158,096	144,521
Accounts receivable from affiliates, net of allowance for doubtful accounts of $4.6 million and $4.6 million, respectively	16,862	15,884
Inventories	155,679	147,860
Prepaid expenses and other	17,215	16,519

Total current assets	457,486	447,266
Investments in unconsolidated affiliates	40,668	39,912
Property and equipment — at cost:
Land and buildings	43,815	40,672
Aircraft and equipment	900,167	838,314

	943,982	878,986
Less: accumulated depreciation and amortization	(279,184)	(263,072)

	664,798	615,914
Goodwill	26,807	26,837
Prepaid pension costs	40,576	37,207
Other assets	9,459	9,277

	$1,239,794	$1,176,413

LIABILITIES AND STOCKHOLDERS’ INVESTMENT
Current liabilities:
Accounts payable	$57,330	$49,714
Accrued wages, benefits and related taxes	44,960	45,958
Income taxes payable	10,851	6,537
Other accrued taxes	7,791	6,471
Deferred revenues	11,048	9,994
Other accrued liabilities	27,735	22,596
Deferred taxes	6,618	5,025
Short-term borrowings and current maturities of long-term debt	14,489	17,634

Total current liabilities	180,822	163,929
Long-term debt, less current maturities	247,029	247,662
Accrued pension liabilities	145,116	136,521
Other liabilities and deferred credits	17,511	18,016
Deferred taxes	69,245	68,281
Minority interest	4,349	4,307
Commitments and contingencies
Stockholders’ investment:
Common Stock, $0.01 par value, authorized 35,000,000 shares; outstanding: 23,430,097 shares as of June 30 and 23,385,473 shares as of March 31 (exclusive of 1,281,050 treasury shares)	234	234
Additional paid-in capital	161,191	158,762
Retained earnings	464,753	447,524
Accumulated other comprehensive loss	(50,456)	(68,823)

	575,722	537,697

	$1,239,794	$1,176,413

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